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                                 THIRD AMENDMENT TO
                                  CREDIT AGREEMENT

          This Amendment is agreed to as of the 27th day of February, 1998, by and among BMC Industries, Inc., a Minnesota corporation (the "Borrower"); Norwest Bank Minnesota, National Association, a national banking association, as Agent under the Credit Agreement described below (in such capacity, the "Agent"); and Norwest Bank Minnesota, National Association, a national banking association, U.S. Bank National Association, a national banking association formerly known as First Bank National Association, and NBD Bank, a Michigan banking corporation, as Banks under the Credit Agreement (the "Banks").

          The Borrower, the Agent and the Banks are each parties to a Credit Agreement dated as of June 5, 1996, as amended by amendments dated June 27, 1997 and December 23, 1997 (together with all amendments, modifications and restatements thereof, the "Credit Agreement").

          The Borrower has asked for changes in its ability to make general purpose borrowings under the Credit Agreement, and the Agent and the Banks are willing to grant the Borrower's request.

          ACCORDINGLY, in consideration of the mutual covenants contained in the Credit Agreement and herein, the parties hereby agree as follows:

          1. AMENDMENT. The next-to-last sentence of Section 2.2 of the Credit Agreement (commencing with the words, "In addition, the Borrower may use . . .") is hereby deleted, and the following is substituted therefor:

          In addition, the Borrower may use the proceeds of one or more Borrowings under this Section 2.2 (each, a "General Purpose Facility B Borrowing") for the Borrower's general corporate purposes so long as the aggregate principal amount of such General Purpose Facility B Borrowings outstanding at any one time does not exceed $20,000,000.

          2. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agent and the Banks as follows:

          (a) The Borrower has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment, and to perform this Amendment and the Credit Agreement as amended hereby. This Amendment has been duly and validly executed and delivered to the Agent by the Borrower, and this Amendment, and the Credit Agreement as amended hereby, constitute the Borrower's legal, valid and binding obligations enforceable in accordance with their terms.

          (b) The execution, delivery and performance by the Borrower of this Amendment, and the performance of the Credit Agreement as amended hereby, have

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     been duly authorized by all necessary corporate action and do not and will not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate the Borrower's articles of incorporation or bylaws or any provision of any law, rule, regulation or order presently in effect having applicability to the Borrower, or
     (iii) result in a breach of or constitute a default under any indenture or agreement to which the Borrower is a party or by which the Borrower or its properties may be bound or affected.

          (c) All of the representations and warranties contained in Article IV of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

          3. CONDITIONS. The amendments set forth in paragraph 1 shall be effective only if the Agent has received this Amendment, duly executed by each of the parties hereto, on or before the date hereof (or such later date as the Banks may agree to in writing).

          4. MISCELLANEOUS. The Borrower shall pay all costs and expenses of the Agent, including attorneys' fees, incurred in connection with the drafting and preparation of this Amendment and any related documents. Except as amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Amendment, taken together, shall constitute but one and the same instrument. This Amendment shall be governed by the substantive law of the State of Minnesota.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BMC INDUSTRIES, INC.                         NORWEST BANK MINNESOTA,
                                                  NATIONAL ASSOCIATION, AS
                                                  AGENT AND AS A BANK



By /s/JEFFREY HATTARA                        By /s/SCOTT BJELDE
   ------------------                           ---------------
     Its VP Administration & Finance              Its Vice President
     & CFO


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U.S. BANK NATIONAL                           NBD BANK
     ASSOCIATION

By ________________________________

     Its ______________________________      By /s/MARGUERITE C. GORDY
                                                  Its _Second Vice President

                                 CONSENT OF GUARANTOR

          The undersigned, as a guarantor of all indebtedness of the Borrower to the Banks under its Guaranty dated June 5, 1996, hereby consents to the foregoing Amendment and acknowledges that all indebtedness arising under the Credit Agreement, as amended thereby, shall constitute Indebtedness as defined in and guarantied under that Guaranty. The foregoing confirmation shall not be deemed to limit the terms of the Guaranty in any manner. The undersigned acknowledges that this Consent merely confirms the terms of the Guaranty, and that no such confirmation is required in connection with this Amendment or any future amendment to or restatement of the Credit Agreement or any document executed in connection with the Credit Agreement or this Amendment.

                                             VISION-EASE LENS, INC.

                                             By /s/Ray Rogers

                                                Its Director___________________